                                    EXHIBIT B

                           JOINT ACQUISITION STATEMENT
                            PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of this statement and any such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons making such filings, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

DATED: December 15, 2003

ISIS CAPITAL MANAGEMENT, LLC

     By: /s/ Rodney Bienvenu

     --------------------------
     Name:    Rodney Bienvenu
     Title:  Managing Member

/s/ Rodney Bienvenu

---------------------
Rodney Bienvenu

/s/ Richard Rofe

---------------------
Richard Rofe

/s/ Ernest Mysogland

---------------------
Ernest Mysogland

/s/ Kevin Goodman

---------------------
Kevin Goodman

RAMIUS SECURITIES, LLC

By:  Ramius Capital Group, LLC
Its: Managing Member

         By: C4S & Co., LLC
         Its: Managing Member

         By: /s/ Morgan B. Stark

         --------------------------
         Name:    Morgan B. Stark
         Title:  Managing Member
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RAMIUS CAPITAL GROUP, LLC

By:  C4S & Co., LLC
Its: Managing Member

     By: /s/ Morgan B. Stark

     --------------------------
     Name:    Morgan B. Stark
     Title:  Managing Member

C4S & Co., LLC

By:  /s/ Morgan B. Stark

-------------------------------
Name:    Morgan B. Stark
Title:  Managing Member

RCG AMBROSE MASTER FUND, LTD.

By: /s/ Morgan B. Stark

-------------------------------
Name:    Morgan B. Stark
Title:  Authorized Person

RCG CARPATHIA MASTER FUND, LTD.

By: /s/ Morgan B. Stark

-------------------------------
Name:    Morgan B. Stark
Title:  Authorized Person

RAMIUS MASTER FUND, LTD.

By:  /s/ Morgan B. Stark

-------------------------------
Name:    Morgan B. Stark
Title:  Authorized Person

/s/ Peter A. Cohen

-------------------------------
Peter A. Cohen,

/s/ Morgan B. Stark

-------------------------------
Morgan B. Stark

/s/ Thomas W. Strauss

-------------------------------
Thomas W. Strauss
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/s/ Jeffrey Solomon

-------------------------------
Jeffrey Solomon

RAMIUS ADVISORS, LLC

By:  Ramius Capital Group, LLC
Its: Managing Member

By:  C4S & Co., LLC
Its: Managing Member

     By: /s/ Morgan B. Stark

     --------------------------
     Name:    Morgan B. Stark
     Title:  Managing Member